

Atlas
America, Inc.

Atlas Energy
Resources, LLC



Atlas Energy, Inc.

Transaction Overview

April 27, 2009




Form 1040
U.S.
For the
Your
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on page 16.)
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Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Each of Atlas America, Inc. ("Atlas America") and Atlas Energy Resources, LLC ("Atlas Energy") cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger between Atlas America and Atlas Energy, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; changes in commodity price; inability to obtain capital needed for operations; the level of indebtedness; changes in government environmental policies; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in either company's reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including each company's report on Form 10-K for the year ended December 31, 2008. There can be no assurance that the transactions described in this document will be consummated. Forward-looking statements speak only as of the date hereof, and each company assumes no obligation to update such statements.

Additional Information About the Merger

In connection with the proposed merger between Atlas America and Atlas Energy, Atlas America expects to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Atlas America and Atlas Energy, which will also constitute a prospectus of Atlas America. Each of Atlas America and Atlas Energy will mail the joint proxy statement/prospectus to their respective equityholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Investors may obtain free copies of the joint proxy statement/prospectus when it becomes available, as well as other filings containing information about Atlas America and Atlas Energy, without charge, at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Atlas America may be obtained free of charge by directing such request to: Investor Relations, Atlas America, Inc., Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from Atlas America's Investor Relations website at www.atlasamerica.com. The documents filed with the SEC by Atlas Energy may be obtained free of charge by directing such request to: Investor Relations, Atlas Energy Resources, LLC, Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from Atlas Energy Resource's Investor Relations website at www.atlasenergyresources.com.

Atlas America, Atlas Energy and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Atlas America's directors and executive officers is available in Atlas America's proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on May 8, 2008, and information regarding Atlas Energy's directors and executive officers is available in Atlas Energy's proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on May 8, 2008. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Presenters

- *Ed Cohen, Chairman & Chief Executive Officer*
- *Jonathan Cohen, Vice Chairman*
- *Rich Weber, President & Chief Operating Officer*
- *Matt Jones, Chief Financial Officer*

Transaction Overview

- On April 27, 2009, Atlas America Inc. ("ATLS") announced that it has executed a definitive merger agreement with its subsidiary Atlas Energy Resources, LLC ("ATN") in a transaction valued at $1.8 billion
  - 100% stock consideration comprised of 1.16 ATLS common shares for each class B common unit of ATN not currently held by ATLS
- Pro forma Atlas America will be renamed "Atlas Energy, Inc." and will remain structured as a C-Corp
  - ATN will become a wholly owned subsidiary of Atlas Energy, Inc.
  - ATN will suspend its distribution pending consummation of the merger
- ATN's senior notes will remain outstanding
- The transaction is expected to close in the second half of 2009
  - The transaction will require a majority vote of the unitholders of ATN and of the shareholders of ATLS

New Atlas Corporate Structure



Atlas Energy, Inc.
(NASDAQ: ATLS)
64% LP interest
(17.8 million units) + 100% of GP of AHD
100% interest
Atlas Pipeline Holdings, L.P.
(NYSE: AHD)
1.1 million LP units in APL
Atlas Energy Resources, LLC
GP interest + 12.5% LP interest
(5.75 million units) + 15,000
preferred units in APL (12% div.)
Atlas Pipeline Partners, L.P.
(NYSE: APL)

Atlas Energy, Inc.—positioned for growth in the Marcellus Shale

- Accelerates and expands the development of our Marcellus Shale assets
  - Identified 4 to 6 trillion cubic feet of additional potential reserves in the Marcellus Shale
- Enhances liquidity and creates a stronger balance sheet at the combined entity
  - Retention and investment of future cash flows will reduce the need to raise capital from external sources
  - Net debt outstanding at ATN will be reduced by cash on hand at ATLS
  - Positioned for a lower cost of capital
- The merger will simplify the organizational structure of the Atlas companies
  - More attractive investment opportunity with a larger public float
  - C-Corp structure will allow us to fully exploit the growth potential of our resource base

The transaction creates a well capitalized E&P company that can employ steady, dependable cash flows to accelerate and expand development in the Marcellus Shale

Summary of Key Transaction Terms

Term	Summary
Consideration	■ 100% stock consideration ■ 1.16 ATLS common shares for each class B common unit of ATN not currently held by ATLS
Pro forma structure	■ ATLS will be renamed "Atlas Energy, Inc." and will remain structured as a C-Corp ■ ATN will survive as an LLC and a wholly owned subsidiary of ATLS
Pro forma ownership	■ Current ATLS shareholders will own 50.3% of the combined entity ■ Current ATN shareholders will own 49.7% of the combined entity
Board composition	■ The board of directors of the combined entity will consist of the ten independent directors of Atlas America and Atlas Energy serving at the time the merger is consummated, as well as Edward E. Cohen and Jonathan Z. Cohen
Key conditions to closing	■ A majority of ATLS shareholders and ATN unitholders must vote to approve the transaction ■ 51% of ATN's bank credit agreement lenders will need to approve the merger ■ Hart-Scott-Rodino approval
Estimated closing date	■ 2nd half of 2009

Operational Profile

- Total net proved reserves of 1.0 Tcf
- Q408 net avg. daily production of over 98 MMcf/d
- Over 1,250,000 net acres; approximately 750,000 undeveloped
- Diversified amongst four shale plays:
  - Marcellus Shale (PA)
  - Antrim Shale (MI)
  - New Albany Shale (IN)
  - Chattanooga Shale (TN)
- One of the most active producers in the Marcellus Shale play with industry-leading results
  - Approximately 550,000 net acres, of which 275,000 net acres are delineated in the core of the Marcellus Shale Play
  - 4-6 Tcf of potential reserves identified
  - 138 vertical wells drilled; 2-staged fracs averaging 2 MMcf/d
  - 7 horizontal wells drilled of which 3 are producing


Utica
Marcellus
Michigan Basin
Antrim
Forest City Basin
New Albany
Devonian (Ohio)
Cherokee Platform
Fayetteville
Devonian
Arkoma Basin
Black Warrior
Conasauga

Proved Reserves (at 12/31/08)


Appalachia
37%
Michigan / Indiana
63%

Total Proved Reserves: 1,001 Bcfe
99% Gas, 60% PD, 28.7 R/P

Creating a Diversified Drilling Portfolio

Dec '06: Drilled first Marcellus well; over 138 wells drilled to date




NEW YORK
OHIO
PENNSYLVANIA
WEST VIRGINIA

June '07: Acquired Antrim Shale assets from DTE; now largest producer in MI

2008: Expanded position in Chattanooga Shale; now largest producer in TN


TENNESSEE


VIGO COUNTY
CLARK COUNTY
SULLIVAN COUNTY
CRAWFORD COUNTY

2008: Established New Albany Shale position in Indiana

Reserve and Production Growth


Net Production Growth (MMcfe/d)
CAGR: 151%
6.1
27.0
60.0
95.5
2005
2006
2007
2008


Net Reserve Growth (Bcfe)
CAGR: 80%
172
181
897
1,001
2005
2006
2007
2008

Atlas America, Inc.

Atlas Energy Resources, LLC

Atlas Energy, Inc.'s Partnership Management Model

Partnership Management

- Partnership Management Business offers a unique source of capital to fund development
  - Raised $438 million 2008
  - Expect to raise at least $500 million in 2009
  - Up-front fees largely offset capital investment
  - Atlas Energy shareholders retain full value of Marcellus Shale
- Enhanced rates of returns on our capital
  - Generates significant fee-based revenues
  - Carried interests to our account
  - Typically retain approximately 30% interest in partnership
- Fee revenue reduces the risk of our cash flows
  - Largely upfront
  - Continuing fee revenue for the life of the well
  - 2008 gross margin of $83 million
  - Not directly dependent on commodity prices
- Mature distribution network
  - Atlas Energy has the trust of national due diligence firms and the financial planning community
  - Scale and regulatory compliance
- Partnership Management Business allows Atlas Energy to have complete flexibility in future drilling of the Marcellus Shale to ensure maximum value to shareholders

Partnership Program Capital Raised ($MM)



$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
CAGR: 42%
$75.1
$111.6
$156.9
$218.5
$363.0
$438.0
2003
2004
2005
2006
2007
2008

Atlas Energy, Inc. Capitalization Summary

Impact to key ATLS / ATN Pro forma credit statistics

Net debt


$868
$776
ATN Pre-transaction
Pro Forma

Net debt/LTM EBITDA[4]


2.8x
2.5x
ATN Pre-transaction
Pro Forma

Net debt/PD Mcfe


$1.45
$1.30
ATN Pre-transaction
Pro Forma

Pro Forma Capitalization as of 12/31/08 ($ millions)

	ATN standalone	AHD/APL standalone	ATLS corporate	ATLS consolidated	Pro forma ATLS/ATN (excl. AHD/APL)
Cash	$5.7	$7.4	$91.6	$104.6	$97.2
Bank debt	$467.0	$348.0[2]	--	$815.0	$467.0
Notes	406.7	484.2	--	890.9	406.7
Term loan	--	707.2	--	707.2	--
Other	--	0.0	--	0.0	--
Total debt	$873.7	$1,539.4	--	$2,413.1	$873.7
<u>Liquidity</u>					
Commitments on credit facility	$650.0[1]	$430.0[2]	--	$1,080.0	$650.0[1]
Borrowing outstanding	(467.0)	(348.0)[2]	--	(815.0)	(467.0)
Remaining liquidity on facility	$183.0	$82.0	--	$265.0	$183.0
Cash	$5.7	$7.4	$91.6	$104.6	$97.2
Total liquidity	$188.7	$89.4	$91.6	$369.6	$280.2
<u>Credit statistics</u>					
Net debt / book capitalization[3]	45%				41%
Net debt / EBITDA[4]	2.8x				2.5x
Net debt / Mcfe	$0.87				$0.78
Net debt / PD Mcfe	$1.45				$1.30

[1] Per borrowing base redetermination as of 4/9/09

[2] Commitments include both $380.0mm and $50.0mm revolving credit facility commitments and outstandings include both $302.0mm and $46.0mm drawn at APL and AHD respectively

[3] Based on ATN's 12/31/08 book capitalization

[4] EBITDA and Adjusted EBITDA are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of Atlas Energy believes that EBITDA and Adjusted EBITDA provide additional information for evaluating the Company's ability to make distributions to its unitholders, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. EBITDA is also a financial measurement that, with certain negotiated adjustments, is utilized within Atlas Energy financial covenants under its credit facility. EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP

Atlas America, Inc.

Atlas Energy Resources, LLC





Appendix

April 27, 2009




Form 1040
Label
(See instructions on page 16.)
Use the IRS label.
Otherwise, please print or type.
LABEL HERE

Reconciliation of Non-GAAP measures

	Twelve Months Ended December 31,				
	2004	2005	2006	2007	2008
Reconciliation of net income to non-GAAP measures[1]					
Net income	$ 29,888	$ 44,814	$ 58,182	$ 117,504	$ 142,779
Depreciation and amortization	12,064	15,811	22,491	56,942	95,434
Interest expense	—	—	—	30,096	56,306
Cumulative impact of change in accounting policy	—	—	(6,355)	—	—
EBITDA	$ 41,952	60,625	74,318	204,542	294,519
Adjustment to reflect cash impact of derivatives[2]	—	—	—	(14,000)	12,430
Non-recurring derivative fees	—	—	—	3,873	—
Non-recurring charges—transportation charges[3]	17,782	20,041	20,294	—	—
Non-cash compensation expense	—	—	337	4,684	5,485
Adjusted EBITDA	$ 59,734	$ 80,666	$ 94,949	$ 199,099	$ 312,434

1. EBITDA and Adjusted EBITDA are non-GAAP (generally accepted accounting principles) financial measures under the rules of the Securities and Exchange Commission. Management of Atlas Energy believes that EBITDA and Adjusted EBITDA provide additional information for evaluating the Company's ability to make distributions to its unitholders, among other things. These measures are widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. EBITDA is also a financial measurement that, with certain negotiated adjustments, is utilized within Atlas Energy financial covenants under its credit facility. EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP and, accordingly, should not be considered as a substitute for net income, operating income, or cash flows from operating activities in accordance with GAAP.
2. Represents the adjustments to reflect the cash impact of non-qualifying derivatives related to AGO production prior to its acquisition.
3. Reflects the reduction to gathering fees resulting from the retention by Atlas America of the obligation to pay the difference between gathering fees paid to Atlas Energy by the drilling partnerships and gathering fees due to Atlas Pipeline Partners, L.P. under the gas gathering agreement. Atlas America is obligated for this differential upon completion of Atlas Energy's initial public offering on December 18, 2006.